Exhibit 31.2

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Suresh Krishnaswamy, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2023 of Leafly Holdings, Inc.;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: August 16, 2023	By:	/s/Suresh Krishnaswamy
Suresh Krishnaswamy
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)